Annual Report

Mid-Cap
Value
Fund

December 31, 1997

T. Rowe Price

Report Highlights

Mid-Cap Value Fund

o In a relatively volatile market environment, investors preferred inexpensive companies with steady income or earnings, helping value strategies to significantly outperform growth funds.

o Your fund's 14.26% and 27.11% 6- and 12-month gains, respectively, were well ahead of its peer group average, although they did not keep pace with the S&P MidCap Index.

o Holdings in the financials, utilities, and consumer sectors benefited fund performance, while modest investments in natural resource stocks did not fare well.

o We continue to find attractive opportunities in our universe, and expect mid-cap value stocks to hold up well if the market environment stays volatile.

Fellow Shareholders

The year ended December 31, 1997, brought lofty returns for many equity investors. The S&P 500 rose an eye-opening 33.36%, the S&P MidCap Index rose 32.25%, and the average mid-cap fund gained 19.63%. In this environment, your Mid-Cap Value Fund turned in decent relative performance by rising 27.11%. While it is always somewhat disappointing to lag the S&P indices, our performance for the six months and the full year strongly surpassed our peer group as measured by the Lipper Mid Cap Funds Average.

Performance Comparison

Periods Ended 12/31/97     6 Months      12 Months
______________________________________________________________

Mid-Cap Value Fund            14.26%         27.11%

S&P MidCap Index              17.04          32.25

Lipper Mid Cap Funds Average  10.55          19.63

The economic environment was excellent for the year as a whole, even though the market displayed significant short-term volatility. An interest rate increase in March gave many investors pause, and sharp declines in several Southeast Asian currencies in October led to severe short-term market losses. Although the market recovered-and continued to advance-after each of these events, daily volatility increased notably from 1996. As a result, investors strongly preferred investments that offer either reliable earnings or a steady income component-favorable circumstances for value strategies.

Sectors in the mid-cap universe that turned in particularly strong performance were financials, up a whopping 73%; consumer staples, up 36%; and consumer cyclicals, up almost 32%. Lagging sectors in the mid-cap indices included health care, which gained a mere 5.5%, and basic materials and capital goods, up 17.4% and 21%, respectively. Your portfolio benefited from overweighted positions in the financial, consumer cyclical, and utility sectors compared with the average mid-cap portfolio. We were disadvantaged, however, by modest holdings in gold stocks, which substantially underperformed the market.

As we have noted in earlier reports, since the fund focuses on the value subsector of the mid-cap universe, there will be periods when its performance will differ markedly from the benchmarks. Fortunately, value investing substantially outperformed growth stock investing in 1997. This is readily apparent in our superior performance this period to the Lipper Mid Cap Funds Average, which is heavily skewed toward growth funds. However, both growth and value investors failed to keep up with the S&P MidCap Index in 1997, a benchmark representing a blend of both growth and value, in part because the index had higher exposure to very successful financial stocks. We remain ahead of both the Lipper Mid Cap category and the S&P MidCap benchmarks since inception.

Year-End Distributions

Your fund's Directors declared a fourth quarter dividend of $0.08 per share, a short-term capital gain distribution of $0.10 per share, and a long-term capital gain distribution of $0.04 per share. These distributions were paid on December 30 to shareholders of record on December 26. In early January we mailed your check or statement reflecting these distributions, and Form 1099-DIV, reporting them for tax purposes, was sent late in the month.

Investment Review

The top performers for our Mid-Cap Value Fund in 1997's second half included Aliant Communications, CCA Prison Realty Trust, and Valassis Communications. You may recall reading about Aliant, an independent telephone company based in Lincoln, Nebraska, in our last letter to shareholders. We wrote of the firm's strong management and inexpensive valuation, and we were pleased to be rewarded almost immediately with excellent relative performance in the stock. Aliant added about 10 cents to NAV in the second half as investors, spooked by fall's market volatility, sought safety and stability in the utility sector. The shares rose nearly 61% in the half year and became our top contributor to performance. We also mentioned in our June letter that the utility sector overall was an excellent contrarian play. In fact, our holdings in that sector made major contributions to performance in 1997 by adding more than 44 cents to NAV, the bulk of which came in the second half.

Sector Diversification

Pie chart showing:

Business Services & Transportation                  3%

Capital Equipment, Process Industries,
    and Basic Materials                            14%

Technology                                          4%

Consumer Services and Cyclicals                    22%

Financial                                          18%

Energy, Utilities, and Miscellaneous               15%

Consumer Nondurables                               14%

Reserves                                           10%

CCA Prison Realty was an attractively priced REIT spun out of Corrections Corp. of America. Corrections Corp. operates private sector prisons for state and local governments. The REIT owns the prison properties. CCA has reliable built-in growth as the financing vehicle for Corrections Corp. The shares more than doubled from their initial public offering last July. Finally, Valassis Communications is a leading sales promotion company and the number one player in free-standing coupon inserts in Sunday newspapers. Valassis has strong free cash flow and solid management and was priced quite attractively last year. Good financial results helped the shares add almost nine cents to fund NAV.

Of course, not all our ideas play out in a quarter or two. Our principal losers in the half were concentrated in the natural resource arena. Three of our top-five decliners were the metals and mining shares of Inco, Cambior, and TVX Gold. Inco is one of the world's leading nickel producers, and Cambior and TVX are both gold exploration and production companies. Gold's much-publicized price drop was a major negative for the stocks, as investors feared declining gold demand from Asia and increased selling by the world's central banks. However, we believe the damage may be overdone. While nickel prices have declined modestly, the shares of Inco fell more than 20% as investors extrapolated gold's problems to other metals. We continue to hold small positions in these companies and are researching opportunities for adding to our portfolio. When panic sets in on Wall Street, attractive buying opportunities typically ensue. In total, these three positions cost us a bit over 12 cents.

Portfolio Highlights

Major purchases in the past six months included A.O. Smith, Security Capital Industrial Trust, and Meredith. A.O. Smith was the largest new position added to the Mid-Cap Value Fund during the second half of 1997. We at T. Rowe Price last invested in A.O. Smith during the U.S. recession of 1990-1991. At that time, this well-managed company was primarily an auto-parts supplier selling at a deep discount-typical of cyclical shares during a market correction. It recovered nicely along with the industry, and we sold the stock later in the economic cycle at a large profit. As an investment idea, the firm had been sitting on the shelf until this past summer, when it exited its automotive business through a strategic sale to Tower Automotive. A.O. Smith emerged as a well-positioned electric equipment company, with leading positions in home water heaters and small hermetic motors for the HVAC market. The firm was also flush with the $700 million proceeds of the sale, which we believe will be used for acquisitions and a significant share repurchase. Trading at 14 times 1998 earnings and 1.6 times book value, A.O. Smith looks cheap compared to its peers in the electric equipment industry, which trade at much higher multiples of both book value and earnings per share.

Security Capital Industrial is a REIT that focuses on industrial distribution properties. The firm has excellent management and a strong built-in pipeline of growing revenues from operations, given its existing development plans. The company has prospects for sustained 12% to 14% growth of these revenues. When coupled with a 5% dividend yield, these shares became very attractive for purchase. Meredith is a $1.6 billion market cap diversified media company that prints books and magazines (45% of the business) and operates a large broadcasting subsidiary (52%). It possesses shareholder-driven management, headed by CEO Bill Kerr. The firm's attractive cash flow generation, discount valuation compared with comparable media properties, and proclivity to repurchase shares piqued our interest.

Leading sales in the half year included First Union, Greenfield Industries, and Anglo American Platinum. First Union and Greenfield were sold as a result of second-half merger and acquisition activity. First Union came into the portfolio when it acquired our position in Signet Bank in an attractive stock-for-stock transaction, but we sold the position because of First Union's large market cap. Greenfield was taken from the portfolio when it was acquired in a profitable cash tender offer by Kennametal. Finally, we eliminated Anglo American Platinum when we considered the shares to be fully valued.

Outlook

After three strong years of performance, stock valuations continue to look expensive, particularly when measured by the S&P 500. The market's dividend yield is close to historic lows. However, we believe large-cap shares are significantly more expensive than their mid-cap and small-cap brethren. We also suspect that any correction caused by the market's concerns over the Asian financial crisis could hit larger-cap shares-which have comparatively greater Asian exposure-particularly hard. It is our belief that mid-cap shares in general and mid-cap value shares in particular will fare comparatively better upon the eventual reversion of this valuation gap. Historically, value stocks have held up better during broad-based declines in share prices.

We continue to find many attractive opportunities among mid-cap value stocks. If the economic environment remains constructive in the coming year, we believe investors will return to the current values existing in the mid-cap segment of the market. Thanks for your continued support.

Respectfully submitted,

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

January 24, 1998

T. Rowe Price Mid-Cap Value Fund

Portfolio Highlights

T. Rowe Price Mid-Cap Value Fund

TWENTY-FIVE LARGEST HOLDINGS

                                            Percent of
                                            Net Assets
                                              12/31/97
______________________________________________________________

Unifi                                              2.0%

Security Capital Industrial Trust                  1.8

PartnerRe Holdings                                 1.8

Valassis Communications                            1.7

A.O. Smith                                         1.6
______________________________________________________________

Analogic                                           1.6

McCormick                                          1.6

Tomkins                                            1.6

Meredith                                           1.6

Neiman-Marcus                                      1.5
______________________________________________________________

Willis-Corroon                                     1.5

Stanley Works                                      1.5

Warnaco Group                                      1.5

BJ's Wholesale Club                                1.5

Hubbell                                            1.5
______________________________________________________________

Sonoco Products                                    1.4

Gulfstream Aerospace                               1.4

PennCorp Financial Group                           1.4

Olin                                               1.4

Aliant Communications                              1.4
_________________________________________________________________

NIPSCO                                             1.2

Pinnacle West Capital                              1.2

Bank United                                        1.2

Illinova                                           1.2

International Multifoods                           1.2

_________________________________________________________________

Total                                             37.3%

T. Rowe Price Mid-Cap Value Fund

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/97

Largest Purchases
_____________________

A.O. Smith*

Security Capital Industrial Trust*

Meredith*

BJ's Wholesale Club*

Sonoco Products*

Olin*

Neiman-Marcus

Willis-Corroon*

PartnerRe Holdings

Warnaco Group

Largest Sales
_____________________

First Union**

Greenfield Industries**

Anglo American Platinum**

Quest Diagnostics**

LaSalle Re Holdings**

Southern New England Telecommunications**

Aptargroup**

FirstEnergy

Green Tree Financial**

IDEX**

   *  Position added.
  **  Position eliminated.

T. Rowe Price Mid-Cap Value Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Value Fund
As of 12/31/97

              S&P MidCap   Lipper Mid Cap   Mid-Cap
                 Index      Funds Average Value Fund

6/30/96        $10,000       $ 10,000     $ 10,000
12/96           10,914         10,553       11,630
12/97           14,435         12,642       14,783

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                       Since  Inception
Periods Ended 12/31/97    1 Year   Inception       Date
__________________________________________________________________

Mid-Cap Value Fund        27.11%      29.53%    6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Mid-Cap Value Fund

Financial Highlights

For a share outstanding throughout each period

                                         Year    6/28/96
                                        Ended    Through
                                     12/31/97   12/31/96

NET ASSET VALUE

Beginning of period                 $   11.56  $   10.00

Investment activities
    Net investment income                0.08*      0.10*
    Net realized and
    unrealized gain (loss)               3.05       1.53

    Total from
    investment activities                3.13       1.63

Distributions
    Net investment income               (0.08)     (0.07)
    Net realized gain                   (0.14)         -

    Total Distributions                 (0.22)     (0.07)

NET ASSET VALUE

End of period                       $   14.47  $   11.56
                                ________________________

Ratios/Supplemental Data

Total return                            27.1%*     16.3%*

Ratio of expenses to
average net assets                     1.25%*    1.25%*!

Ratio of net investment
income to average
net assets                              1.18%*     2.10%*!

Portfolio turnover rate                 16.0%       3.9%!

Average commission rate paid        $  0.0443  $  0.0561

Net assets, end of period
(in thousands)                      $ 217,991  $  49,189

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

!   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund

December 31, 1997

Statement of Net Assets

                                   Shares/Par      Value
                                            In thousands

Common Stocks  90.0%

FINANCIAL  17.9%

Bank and Trust  5.2%

Bank United                            55,000  $   2,705

First Security                         60,000      2,516

Mercantile Bancorporation              21,750      1,338

Mercantile Bankshares                  65,000      2,519

Northern Trust                         33,000      2,308

                                                  11,386

Insurance  9.5%

ACE Limited                             5,500        531

AmerUs Life                            28,000      1,036

FBL Financial Group                    24,000        963

Harleysville Group                     64,000      1,548

PartnerRe Holdings                     85,000      3,942

PennCorp Financial Group               86,000      3,069

Selective Insurance                    32,000        870

UICI *                                 70,000      2,454

UNUM                                   10,400        566

W. R. Berkley                          53,000      2,355

Willis-Corroon ADR                    270,000      3,324

                                                  20,658

Financial Services  3.2%

Delta Financial *                     120,000      1,605

INMC Mortgage Holdings                 95,000      2,227

Leucadia National                      65,000      2,242

SLM Holding                             5,600        779

                                                   6,853

Total Financial                                   38,897

UTILITIES  11.0%

Telephone Services  3.9%

Aliant Communications                  95,000      3,010

Century Telephone Enterprises          48,000      2,391

Cincinnati Bell                        70,000      2,170

Frontier                               15,000        361

Telephone and Data Systems             11,500  $     536

                                                   8,468

Electric Utilities  7.1%

DQE                                    34,000      1,194

FirstEnergy                            60,000      1,740

Illinova                              100,000      2,694

New York State Electric & Gas          13,800        490

NIPSCO                                 55,000      2,719

Pinnacle West Capital                  64,000      2,712

Teco Energy                            95,000      2,672

United Water Resources                 70,000      1,369

                                                  15,590

Total Utilities                                   24,058

CONSUMER NONDURABLES  13.9%

Food Processing  2.8%

International Multifoods               95,000      2,689

McCormick                             125,000      3,508

                                                   6,197
Hospital Supplies/Hospital
    Management  1.1%

United States Surgical                 80,000      2,345

                                                   2,345

Pharmaceuticals  0.2%

Perrigo *                              40,000        538

                                                     538

Health Care Services  0.5%

Apria Healthcare *                     20,000        269

PacifiCare Health Systems
    (Class A) *                         4,000        202

PacifiCare Health Systems
    (Class B) *                        10,000        525

                                                     996
Miscellaneous Consumer Products  9.3%

Burlington Industries *               175,000      2,417

First Brands                           90,000      2,424

Hasbro                                 15,000        473

Premark International                  87,500      2,538

Reebok *                               25,000        720

Stanley Works                          70,000      3,303

Tomkins (GBP)                         720,000      3,406

Unifi                                 105,000  $   4,272

WestPoint Stevens *                    15,500        737

                                                  20,290

Total Consumer Nondurables                        30,366

CONSUMER SERVICES  11.1%

General Merchandisers  4.5%

BJ's Wholesale Club *                 104,000      3,263

Neiman-Marcus *                       110,000      3,328

Warnaco Group (Class A)               105,000      3,294

                                                   9,885

Specialty Merchandisers  1.2%

CVS                                     7,604        487

McKesson                                6,000        649

Nordstrom                              15,000        910

Tupperware                             20,000        558

                                                   2,604

Media and Communications  5.4%

Chris-Craft *                          40,000      2,092

Meredith                               95,000      3,390

New York Times (Class A)               20,000      1,323

Pulitzer Publishing                     7,599        477

Scholastic *                           10,000        377

Valassis Communications *             100,000      3,700

Washington Post (Class B)                 600        292

                                                  11,651

Total Consumer Services                           24,140

CONSUMER CYCLICALS  10.8%

Automobiles and Related  3.4%

A.O. Smith (Class B)                   85,000      3,591

Littelfuse *                           25,000        615

Meritor Automotive                    115,000      2,422

SPX                                    10,000        690

                                                   7,318

Building & Real Estate  6.5%

Arden Realty, REIT                     17,500        538

CCA Prison Realty Trust, REIT          32,500  $   1,450

Federal Realty Investment
    Trust, REIT                        20,000        515

Kilroy Realty, REIT                    10,000        288

Owens Corning                          50,000      1,706

Patriot American Hospitality,
    REIT                                9,299        268

Rouse                                  50,000      1,638

Security Capital Atlantic,
    REIT                               30,000        634

Security Capital Industrial
    Trust, REIT                       145,000      3,607

SECURITY CAPITAL PACIFIC TRUST, REIT   65,000      1,576

Starwood Lodging, REIT                 17,800      1,030

Texas Industries                       20,000        900

                                                  14,150

Miscellaneous Consumer Durables  0.9%

Masco                                  39,000      1,984

                                                   1,984

Total Consumer Cyclicals                          23,452

TECHNOLOGY  4.3%

Electronic Components  1.9%

Analogic                               93,400      3,526

Maxim Integrated Products *            10,900        377

Molex                                   8,358        268

                                                   4,171

Aerospace & Defense  2.4%

Gulfstream Aerospace *                105,000      3,071

Tracor *                               67,100      2,059

                                                   5,130

Total Technology                                   9,301

CAPITAL EQUIPMENT  4.9%

Electrical Equipment  1.4%

Hubbell (Class A)                      10,000        471

Hubbell (Class B)                      55,000      2,712

                                                   3,183

Machinery  3.5%

American Standard *                    39,000      1,494

Coltec Industries *                    19,000        441

Danaher                                10,000  $     631

FMC *                                  10,000        673

Teleflex                               55,000      2,076

TriMas                                 65,000      2,235

                                                   7,550

Total Capital Equipment                           10,733


BUSINESS SERVICES AND
TRANSPORTATION  2.9%

Computer Service and Software  1.6%

Galileo International                  80,000      2,210

Sterling Software *                    30,000      1,230

                                                   3,440

Distribution Services  1.0%

Richfood Holdings                      75,000      2,119

                                                   2,119
Transportation Services  0.2%

Landstar Systems *                     10,000        264

Werner Enterprises                     14,000        290

                                                     554

Miscellaneous Business Services  0.1%

H&R Block                               5,000        224

                                                     224

Total Business Services and
    Transportation                                 6,337

ENERGY  4.4%

Energy Services  2.2%

Camco International                    10,000        637

Cooper Cameron *                        6,000        366

McDermott International                25,000        916

Western Atlas                          15,000      1,110

Witco                                  45,000      1,836

                                                   4,865

Exploration and Production  0.8%

Devon Energy                           11,550        445

Rutherford-Moran Oil *                 40,000        720

Weatherford Enterra *                  13,500        590

                                                   1,755

Integrated Petroleum - Domestic  1.4%

Murphy Oil                             12,500  $     677

Union Texas Petroleum                 110,000      2,290

                                                   2,967

Total Energy                                       9,587

PROCESS INDUSTRIES  5.3%

Diversified Chemicals  1.4%

Olin                                   65,000      3,047

                                                   3,047

Specialty Chemicals  1.4%

Georgia Gulf                           30,000        919

Great Lakes Chemical                   45,000      2,019

                                                   2,938

Paper and Paper Products  2.2%

Consolidated Papers                    11,000        587

Fort James                              8,725        334

Jefferson Smurfit *                    20,000        285

Sonoco Products                        90,000      3,122

Unisource Worldwide                    12,500        178

Willamette Industries                  11,000        354

                                                   4,860

Forest Products  0.3%

Rayonier                               15,000        639

                                                     639

Total Process Industries                          11,484

BASIC MATERIALS  3.5%

Metals  2.5%

Cambior                               150,000        881

Inco                                  110,000      1,870

Nucor                                  44,000      2,126

Reynolds Metals                        10,000        600

                                                   5,477

Mining  1.0%

LONRHO (GBP)                          250,000        386

Newmont Mining                         40,000  $   1,175

TVX Gold *                            200,000        675

                                                   2,236

Total Basic Materials                              7,713

Total Common Stocks
    (Cost  $171,930)                             196,068

Convertible Preferred Stocks  0.2%

Security Capital Industrial
    Trust (Class B)                    12,000        384

Total Convertible Preferred
    Stocks (Cost  $281)                              384

Convertible Bonds  0.1%

Liberty Property Trust, Sub.
    Deb., 8.20%, 7/1/01             $ 200,000        282

Total Convertible Bonds
    (Cost  $205)                                     282

Short-Term Investments  12.2%

Money Market Funds  12.2%

Reserve Investment Fund, 5.84%#    26,614,489     26,614

Total Short-Term Investments
    (Cost  $26,614)                               26,614

Total Investments in Securities
102.5% of Net Assets (Cost $199,030)           $ 223,348

Other Assets Less Liabilities                     (5,357)

NET ASSETS                                     $ 217,991
                                             ___________
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                       $      21

Accumulated net realized gain/loss -
    net of distributions                             699

Net unrealized gain (loss)                        24,319

Paid-in-capital applicable to
15,068,692 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                  192,952

NET ASSETS                                     $ 217,991
                                             ___________

NET ASSET VALUE PER SHARE                      $   14.47
                                             ___________

     *   Non-income producing
     #   Seven-day Yield
   ADR   American Depository Receipt
  REIT   Real Estate Investment Trust
   GBP   British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund

Statement of Operations

In thousands

                                                    Year
                                                   Ended
                                                12/31/97

Investment Income

Income
    Dividend                                   $   1,728
    Interest                                         657

    Total income                                   2,385

Expenses
    Investment management                            728
    Shareholder servicing                            273
    Custody and accounting                            95
    Registration                                      71
    Prospectus and shareholder reports                21
    Legal and audit                                   11
    Directors                                          7
    Miscellaneous                                     19

    Total expenses                                 1,225

Net investment income                              1,160

Realized and Unrealized Gain (Loss)

    Net realized gain
      (loss) on securities                         2,769

Change in net unrealized gain or loss
    Securities                                    19,274
    Other assets and liabilities
    denominated in foreign currencies                  1

    Change in net unrealized
      gain or loss                                19,275

Net realized and unrealized
    gain (loss)                                   22,044

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $  23,204
                                             ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund

Statement of Changes in Net Assets
In thousands

                                         Year    6/28/96
                                        Ended    Through
                                     12/31/97   12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income           $   1,160  $     303
    Net realized gain (loss)            2,769        (17)
    Change in net unrealized
      gain or loss                     19,275      5,044

    Increase (decrease) in net assets
      from operations                  23,204      5,330

Distributions to shareholders
    Net investment income              (1,175)      (289)
    Net realized gain                  (2,056)         -

    Decrease in net assets
      from distributions               (3,231)      (289)

Capital share transactions*
    Shares sold                       169,513     48,225
    Distributions reinvested            3,185        280
    Shares redeemed                   (23,869)    (4,590)
    Increase (decrease) in net
      assets from capital
      share transactions              148,829     43,915

Net equalization                            -        133

Net Assets

Increase (decrease) during period     168,802     49,089
Beginning of period                    49,189        100

End of period                       $ 217,991  $  49,189
                                ________________________

*Share information
    Shares sold                        12,445      4,647
    Distributions reinvested              224         24
    Shares redeemed                   (1,855)      (426)

    Increase (decrease) in shares
      outstanding                      10,814      4,245

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund

December 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.
The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $144,860,000 and $14,408,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income            $  16,000
Paid-in-capital                                  (16,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $199,030,000, and net unrealized gain aggregated $24,318,000, of which $28,640,000 related to appreciated investments and $4,322,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $137,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $71,000 of previously unaccrued management fees were repaid during the year ended December 31, 1997, and $7,000 remains subject to reimbursement through December 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $250,000 for the year ended December 31, 1997, of which $28,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 45.2% of the outstanding shares of the Mid-Cap Value Fund at December 31, 1997. For the year then ended, the fund was allocated $25,000 of Spectrum expenses.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $385,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $216,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

Tax Information (Unaudited) for the Tax Year Ended 12/31/97

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

The fund distributions to shareholders included:

o   $1,469,000 from short-term capital gains, and

o $587,000 from long-term capital gains; of which $56,000 was subject to the 20% rate gains category.

For corporate shareholders, 52.0% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Mid-Cap Value Fund

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 28, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Value Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F15-050  12/31/97